Exhibit 8.1

This exhibit contains a list of subsidiaries of Barclays PLC and Barclays Bank PLC and their jurisdiction of incorporation. This list is not complete. Any subsidiaries not included in the list would not, in the aggregate, constitute a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X as of December 31, 2005

Jurisdiction	Company
United Kingdom (GB)	54 Lombard Street Investments Limited
United Kingdom (GB)	Abecor (Europe) Limited (In Liquidation 09.09.2005)
United Kingdom (GB)	Albert E Sharp Limited
United Kingdom (GB)	Allied Provincial P.E.P. (Nominees) Limited
United Kingdom (GB)	Allied Trust Limited (In liquidation 07/07/05)
United Kingdom (GB)	Antlia Shipping LTD Partnership
United Kingdom (GB)	Appleyard Finance Holdings Limited
United Kingdom (GB)	APS Standby Nominees Limited
United Kingdom (GB)	Aquarius Shipping LTD Partnership
United Kingdom (GB)	Aquila Shipping LTD Partnership
United Kingdom (GB)	Aries Shipping LTD Partnership
United Kingdom (GB)	Ashford Great Park (Phase I) Limited (In Liquidation 03/11/04)
United Kingdom (GB)	AUK
United Kingdom (GB)	B D & B Investments Limited
United Kingdom (GB)	B.P.B. (Holdings) Limited
United Kingdom (GB)	Barafor Limited
United Kingdom (GB)	Barclay Leasing Limited
United Kingdom (GB)	Barclay Projects Limited
United Kingdom (GB)	Barclaycard Funding PLC
United Kingdom (GB)	Barclays (CB) Limited
United Kingdom (GB)	Barclays (Security Realisation) Limited
United Kingdom (GB)	Barclays Administration Services Limited
United Kingdom (GB)	Barclays Aldersgate Investments Limited
United Kingdom (GB)	Barclays Alma Mater General Partner Limited
United Kingdom (GB)	Barclays Amarillo Investments Limited
United Kingdom (GB)	Barclays Asset Management Services Limited
United Kingdom (GB)	Barclays B2B.com Limited
United Kingdom (GB)	Barclays Bank (London and International) Limited (in liquidation 12.08.02)
United Kingdom (GB)	Barclays Bank International Investments Holdings Limited (in liquidation 24/10/2005)
United Kingdom (GB)	Barclays Bank PLC
United Kingdom (GB)	Barclays Bank Trust Company Limited
United Kingdom (GB)	Barclays Beaumont Investments Limited (in liquidation 21.09.2005)
United Kingdom (GB)	Barclays Capital AMS (No.1) Limited (In Liquidation 08/04/05)
United Kingdom (GB)	Barclays Capital AMS (No.2) Limited (In Liquidation 08/04/05)
United Kingdom (GB)	Barclays Capital Asia Holdings Limited
United Kingdom (GB)	Barclays Capital Finance Limited
United Kingdom (GB)	Barclays Capital Futures Limited
United Kingdom (GB)	Barclays Capital Futures Trading Limited (In Liquidation 08/04/05)
United Kingdom (GB)	Barclays Capital Japan Securities Holdings Limited
United Kingdom (GB)	Barclays Capital Margin Financing Limited
United Kingdom (GB)	Barclays Capital Nominees (No.2) Limited
United Kingdom (GB)	Barclays Capital Nominees (No.3) Limited
United Kingdom (GB)	Barclays Capital Nominees Limited
United Kingdom (GB)	Barclays Capital Overseas Limited
United Kingdom (GB)	Barclays Capital Pensions Limited
United Kingdom (GB)	Barclays Capital Principal Investments Limited
United Kingdom (GB)	Barclays Capital Projects Limited
United Kingdom (GB)	Barclays Capital Securities Limited
United Kingdom (GB)	Barclays Capital Services Limited
United Kingdom (GB)	Barclays Capital Strategic Advisers Limited
United Kingdom (GB)	Barclays Capital Worldwide Holdings Limited (In Liquidation 08/04/05)

United Kingdom (GB)	Barclays Carina Investments Limited (in liquidation 21.09.2005)
United Kingdom (GB)	Barclays Client Credit Limited (In Liquidation - 02/11/05)
United Kingdom (GB)	Barclays Converted Investments (No.2) Limited
United Kingdom (GB)	Barclays Converted Investments Limited
United Kingdom (GB)	Barclays Darnay Euro Investments Limited
United Kingdom (GB)	Barclays Directors Limited
United Kingdom (GB)	Barclays E.B.S. Managers Limited
United Kingdom (GB)	Barclays European Infrastructure Limited
United Kingdom (GB)	Barclays Executive Schemes Trustees Limited
United Kingdom (GB)	Barclays Export and Finance Company Limited
United Kingdom (GB)	Barclays Factoring Limited
United Kingdom (GB)	Barclays Finance Europe Limited
United Kingdom (GB)	Barclays Financial Management Limited
United Kingdom (GB)	Barclays Financial Planning Limited
United Kingdom (GB)	Barclays Financial Planning Nominee Company Limited
United Kingdom (GB)	Barclays Financial Services Limited
United Kingdom (GB)	Barclays Funds Investments (Europe) Limited
United Kingdom (GB)	Barclays Funds Investments Limited
United Kingdom (GB)	Barclays Funds Limited
United Kingdom (GB)	Barclays Global Investors Limited
United Kingdom (GB)	Barclays Global Investors Pensions Management Limited
United Kingdom (GB)	Barclays Global Investors Services Limited
United Kingdom (GB)	Barclays Global Investors UK Holdings Limited
United Kingdom (GB)	Barclays Group Holdings Limited
United Kingdom (GB)	Barclays Homemove Limited
United Kingdom (GB)	Barclays Industrial Development Limited
United Kingdom (GB)	Barclays Industrial Finance Limited
United Kingdom (GB)	Barclays Industrial Investments Limited
United Kingdom (GB)	Barclays Industrial Leasing Limited
United Kingdom (GB)	Barclays Insurance Services Company Limited
United Kingdom (GB)	Barclays Investment Management Limited
United Kingdom (GB)	Barclays Leasing (No. 3) Limited
United Kingdom (GB)	Barclays Leasing (No. 6) Limited
United Kingdom (GB)	Barclays Leasing (No. 9) Limited
United Kingdom (GB)	Barclays Leasing (No.12) Limited
United Kingdom (GB)	Barclays Leasing (No.15) Limited
United Kingdom (GB)	Barclays Leasing (No.18) Limited
United Kingdom (GB)	Barclays Leasing (No.21) Limited
United Kingdom (GB)	Barclays Leasing (No.24) Limited
United Kingdom (GB)	Barclays Life Assurance Company Limited
United Kingdom (GB)	Barclays Mercantile Business Finance Limited
United Kingdom (GB)	Barclays Mercantile Highland Finance Limited
United Kingdom (GB)	Barclays Mercantile Limited
United Kingdom (GB)	Barclays Metals (Investments) Limited
United Kingdom (GB)	Barclays Metals Limited
United Kingdom (GB)	Barclays Nominees (Aldermanbury) Limited
United Kingdom (GB)	Barclays Nominees (Branches) Limited
United Kingdom (GB)	Barclays Nominees (George Yard) Limited
United Kingdom (GB)	Barclays Nominees (K.W.S.) Limited
United Kingdom (GB)	Barclays Nominees (Monument) Limited
United Kingdom (GB)	Barclays Nominees (Provincial) Limited
United Kingdom (GB)	Barclays Nominees (United Nations For UNJSPF) Limited
United Kingdom (GB)	Barclays Overseas Pension Funds Trustees Limited
United Kingdom (GB)	Barclays Pension Funds Trustees Limited
United Kingdom (GB)	Barclays Physical Trading Limited
United Kingdom (GB)	Barclays PLC

United Kingdom (GB)	Barclays Portfolio (UK) Limited
United Kingdom (GB)	Barclays Private Bank Limited
United Kingdom (GB)	Barclays Private Banking Services Limited
United Kingdom (GB)	Barclays Private Equity Limited
United Kingdom (GB)	Barclays Private Trust Limited
United Kingdom (GB)	Barclays Programme Management Limited
United Kingdom (GB)	Barclays Programme Rentals Limited
United Kingdom (GB)	Barclays Property Holdings Limited
United Kingdom (GB)	Barclays PVLP Partner Limited
United Kingdom (GB)	Barclays Quest Trustees Limited (In Liquidation 09.09.2005)
United Kingdom (GB)	Barclays Safe Custody Limited
United Kingdom (GB)	Barclays SAMS Limited
United Kingdom (GB)	Barclays Services (Japan) Limited
United Kingdom (GB)	Barclays Sharedealing
United Kingdom (GB)	Barclays Special Partner Limited
United Kingdom (GB)	Barclays Sponsorship Company Limited (In liquidation 07/07/05)
United Kingdom (GB)	Barclays Stockbrokers (Holdings) Limited
United Kingdom (GB)	Barclays Stockbrokers (Nominees) Limited
United Kingdom (GB)	Barclays Stockbrokers Limited
United Kingdom (GB)	Barclays Systems Finance Limited
United Kingdom (GB)	Barclays Technology Finance Limited
United Kingdom (GB)	Barclays Unit Trust Services Limited (In Liquidation 10.06.2005)
United Kingdom (GB)	Barclays Unquoted Investments Limited
United Kingdom (GB)	Barclays Unquoted Property Investments Limited
United Kingdom (GB)	Barclays Venture Nominees Limited
United Kingdom (GB)	Barclayshare Nominees Limited
United Kingdom (GB)	Barcosec Limited
United Kingdom (GB)	Bardco Property Investments Limited
United Kingdom (GB)	Bareway Industrial Acquisition Limited
United Kingdom (GB)	Bareway Industrial Properties Limited
United Kingdom (GB)	Barley Investments Limited
United Kingdom (GB)	Barley Showhomes Limited
United Kingdom (GB)	Barmac (Construction) Limited
United Kingdom (GB)	Barometers Limited
United Kingdom (GB)	Barsec Nominees Limited
United Kingdom (GB)	Barshelfco (No.61) Limited
United Kingdom (GB)	Barshelfco (TR No.3) Limited
United Kingdom (GB)	BEIF Management Limited
United Kingdom (GB)	Bevan Nominees Limited
United Kingdom (GB)	BGI Investment Management Limited (In Liquidation - 03/07/03)
United Kingdom (GB)	BLAC Limited
United Kingdom (GB)	BLAF (No. 2) Limited
United Kingdom (GB)	BLAF (No. 3) Limited
United Kingdom (GB)	BLAF (No. 4) Limited
United Kingdom (GB)	BLAF (No. 5) Limited
United Kingdom (GB)	BLAF (No. 7) Limited
United Kingdom (GB)	BLAF (No. 8) Limited
United Kingdom (GB)	BLAF (No. 9) Limited
United Kingdom (GB)	BLAF (No.10) Limited
United Kingdom (GB)	BLAF (No.11) Limited
United Kingdom (GB)	BLAF (No.18) Limited
United Kingdom (GB)	Blossom Finance Limited Partnership
United Kingdom (GB)	BMBF (Bluewater Investments) Limited
United Kingdom (GB)	BMBF (No. 3) Limited
United Kingdom (GB)	BMBF (No. 6) Limited
United Kingdom (GB)	BMBF (No. 9) Limited

United Kingdom (GB)	BMBF (No.12) Limited
United Kingdom (GB)	BMBF (No.15) Limited
United Kingdom (GB)	BMBF (No.18) Limited
United Kingdom (GB)	BMBF (No.21) Limited
United Kingdom (GB)	BMBF (No.24) Limited
United Kingdom (GB)	BMBF USD NO1 Limited
United Kingdom (GB)	BMI (No. 3) Limited
United Kingdom (GB)	BMI (No. 6) Limited
United Kingdom (GB)	BMI (No. 9) Limited
United Kingdom (GB)	BMI (No.18) Limited
United Kingdom (GB)	BMI Marine Limited
United Kingdom (GB)	Boudeuse Limited
United Kingdom (GB)	BPE General Partner II Limited
United Kingdom (GB)	BPE General Partner Limited
United Kingdom (GB)	BPH Developments Limited
United Kingdom (GB)	Braven Investments No.2 Limited
United Kingdom (GB)	BUKIF Management Limited
United Kingdom (GB)	Capel Cure Sharp Fund Managers Limited (In process of being Struck-off 09.11.2005)
United Kingdom (GB)	Capel Cure Sharp Limited
United Kingdom (GB)	Capel-Cure Myers Financial Services Limited
United Kingdom (GB)	Capel-Cure Myers Nominees Limited
United Kingdom (GB)	Capel-Cure Myers Unit Trust Management (PEP Nominees) Limited
United Kingdom (GB)	Carhampton Investments Limited
United Kingdom (GB)	Carnegie Holdings Limited
United Kingdom (GB)	Chinnock Capital PLC
United Kingdom (GB)	Claas Finance Limited
United Kingdom (GB)	Clearlybusiness.com Limited
United Kingdom (GB)	Clink Street Nominees Limited
United Kingdom (GB)	Clydesdale Financial Services Limited
United Kingdom (GB)	Cobalt Investments Limited
United Kingdom (GB)	Commensus Limited
United Kingdom (GB)	Computer Equipment Rentals Limited
United Kingdom (GB)	Corrida Investments Limited
United Kingdom (GB)	Cosever Shipping Limited Partnership
United Kingdom (GB)	Cosfair Shipping Limited Partnership
United Kingdom (GB)	Cosluck Shipping Limited Partnership
United Kingdom (GB)	Costar Shipping Limited Partnership
United Kingdom (GB)	D C & O Investments Limited
United Kingdom (GB)	Durlacher Nominees Limited
United Kingdom (GB)	Eagle Financial and Leasing Services (UK) Limited
United Kingdom (GB)	East Port Investments Limited
United Kingdom (GB)	Ebbgate Holdings Limited
United Kingdom (GB)	Ebbgate Investments Limited
United Kingdom (GB)	Electric Investments Limited
United Kingdom (GB)	EM Investments (Brazil) Limited
United Kingdom (GB)	EM Investments (South Africa) Limited
United Kingdom (GB)	EM Investments No.1 Limited
United Kingdom (GB)	EM Investments No.2 Limited
United Kingdom (GB)	Exshelfco (DZBC)
United Kingdom (GB)	Figurefile Limited
United Kingdom (GB)	Finpart Nominees Limited
United Kingdom (GB)	FIRSTPLUS Financial Group PLC
United Kingdom (GB)	FIRSTPLUS Management Services Limited
United Kingdom (GB)	Fitzroy Finance Limited
United Kingdom (GB)	Fleetway House Construction Management Limited (in liquidation 25-11-04)

United Kingdom (GB)	Foltus Investments Limited
United Kingdom (GB)	Forest Road Investments Limited
United Kingdom (GB)	FP Mortgage Loans No.1 Limited
United Kingdom (GB)	Freesave Limited (In process of being Struck-off 09.11.2005)
United Kingdom (GB)	Frobisher Funding Limited
United Kingdom (GB)	Gerrard (OMH) Limited
United Kingdom (GB)	Gerrard Direct Limited
United Kingdom (GB)	Gerrard Financial Planning Limited
United Kingdom (GB)	Gerrard Financial Services Limited (In process of Being Struck-off 30.11.2005)
United Kingdom (GB)	Gerrard Group Financial Services Limited (In process of being Struck-off 09.11.2005)
United Kingdom (GB)	Gerrard Investment Management Limited
United Kingdom (GB)	Gerrard Limited
United Kingdom (GB)	Gerrard Management Services Limited
United Kingdom (GB)	Gerrard Nominees Limited
United Kingdom (GB)	Gerrard Vivian Gray Limited
United Kingdom (GB)	Globe Nominees Limited
United Kingdom (GB)	GM Computers Limited
United Kingdom (GB)	GN Tower Limited
United Kingdom (GB)	Gorton Nominees Limited
United Kingdom (GB)	Gracechurch Mortgage Finance (No.4) Limited (In Liquidation 09.09.2005)
United Kingdom (GB)	Gracechurch Trust Company Limited
United Kingdom (GB)	Greig Middleton & Co. Limited (In process of being Struck-off 09.11.2005)
United Kingdom (GB)	Greig Middleton Financial Services Limited (In process of being struck-off 30/11/2005)
United Kingdom (GB)	Greig Middleton Holdings Limited
United Kingdom (GB)	Greig Middleton Nominees Limited
United Kingdom (GB)	Grenville Funding Limited
United Kingdom (GB)	GS Commercial Limited
United Kingdom (GB)	GW City Ventures Limited
United Kingdom (GB)	Hawkins Funding Limited
United Kingdom (GB)	Heraldglen Limited
United Kingdom (GB)	Hoardburst Limited
United Kingdom (GB)	House of Fraser (Barclaycard) Financial Services Limited
United Kingdom (GB)	House of Fraser Financial Services Limited
United Kingdom (GB)	Igloo Limited (in liquidation 15.02.2006)
United Kingdom (GB)	IMD Developments Limited (In Liquidation 10/04/04)
United Kingdom (GB)	iMoney Limited (In Liquidation 30/10/02)
United Kingdom (GB)	Imry Group Limited (in liquidation 15.02.2006)
United Kingdom (GB)	Imry Holdings Limited
United Kingdom (GB)	Imry Properties Developments Limited (In Liquidation 27/10/04)
United Kingdom (GB)	Imry Property Holdings Limited (In Liquidation 04/03/05)
United Kingdom (GB)	Indigosquare Limited (in liquidation 15.02.2006)
United Kingdom (GB)	Infrastructure Investors Limited
United Kingdom (GB)	Intelligent Processing Solutions Limited
United Kingdom (GB)	Investors In Infrastructure Limited
United Kingdom (GB)	iShares Limited (In Liquidation 31/05/05)
United Kingdom (GB)	Iveco Finance Holdings Limited
United Kingdom (GB)	Iveco Finance Limited
United Kingdom (GB)	J.V. Construction Limited (In Liquidation - 20/07/05)
United Kingdom (GB)	J.V. Estates Limited
United Kingdom (GB)	Keepier Investments
United Kingdom (GB)	Kirsche Investments Limited
United Kingdom (GB)	Laycable Shipping Limited Partnership
United Kingdom (GB)	Laypipeline Shipping Limited Partnership
United Kingdom (GB)	Legatus Investments Limited

United Kingdom (GB)	Limebank Property Company Limited
United Kingdom (GB)	Linde Financial Services Limited
United Kingdom (GB)	Lindley Developments Limited
United Kingdom (GB)	Lombard Street Nominees Limited
United Kingdom (GB)	Maloney Investments Limited
United Kingdom (GB)	Martins Bank Limited (in liquidation 19.09.05)
United Kingdom (GB)	Martins Investments Limited
United Kingdom (GB)	MCC Leasing (No. 3) Limited
United Kingdom (GB)	MCC Leasing (No. 6) Limited
United Kingdom (GB)	MCC Leasing (No.15) Limited
United Kingdom (GB)	MCC Leasing (No.21) Limited
United Kingdom (GB)	MCC Leasing (No.24) Limited
United Kingdom (GB)	Menlo Investments Limited
United Kingdom (GB)	Mercantile Credit Company Limited
United Kingdom (GB)	Mercantile Industrial Leasing Limited
United Kingdom (GB)	Mercantile Leasing Administration Limited
United Kingdom (GB)	Mercantile Leasing Company (No.132) Limited
United Kingdom (GB)	Mercantile Leasing Company (No.144) Limited
United Kingdom (GB)	Mercantile Leasing Company (No.147) Limited
United Kingdom (GB)	Mercantile Leasing Company (No.150) Limited
United Kingdom (GB)	Mercers Debt Collections Limited
United Kingdom (GB)	Mervest (Chislehurst) Limited (In Liquidation - 20/07/05)
United Kingdom (GB)	Mervest (Maidenhead) Limited (In Liquidation - 13/10/05)
United Kingdom (GB)	Mervest (Sloane) Limited (In Liquidation - 20/07/05)
United Kingdom (GB)	Morris Showhomes Limited
United Kingdom (GB)	Motability Finance Limited
United Kingdom (GB)	Muleta Investments Limited
United Kingdom (GB)	Murray House Investment Management Limited
United Kingdom (GB)	Murray House Investments Limited
United Kingdom (GB)	Myers Grove Investments Limited
United Kingdom (GB)	Naxos Investments Limited
United Kingdom (GB)	New Holland Finance Limited
United Kingdom (GB)	North Colonnade Investments Limited
United Kingdom (GB)	Northwharf Investments Limited
United Kingdom (GB)	NuDelta Company Limited
United Kingdom (GB)	Odysseus (Martins) Investments Limited
United Kingdom (GB)	One Lothbury Holdings Limited
United Kingdom (GB)	One Lothbury Limited
United Kingdom (GB)	Parc Limited
United Kingdom (GB)	Patria Investments No.2 Limited
United Kingdom (GB)	PE Nominees Limited
United Kingdom (GB)	Pisces Nominees Limited
United Kingdom (GB)	Plumbline Properties Limited
United Kingdom (GB)	R.C. Greig Nominees Limited
United Kingdom (GB)	Redkeep Limited (In Liquidation - 12/09/2005)
United Kingdom (GB)	Reflex Nominees Limited
United Kingdom (GB)	Registration Services Limited
United Kingdom (GB)	Regmore Homes Limited (In Liquidation - 20/07/05)
United Kingdom (GB)	Royal Mint Court Investments Limited (In liquidation 21.12.2004)
United Kingdom (GB)	Ruthenium Investments Limited
United Kingdom (GB)	S.F.E. Leasing Company Limited
United Kingdom (GB)	S.T.& H.Nominees Limited
United Kingdom (GB)	SCM PIA Scotland GP Limited
United Kingdom (GB)	Scotlife Home Loans (No.3) Limited
United Kingdom (GB)	Sedgwick Independent Financial Consultants Limited
United Kingdom (GB)	Sharelink Nominees Limited

United Kingdom (GB)	Shooters Grove Holdings Limited
United Kingdom (GB)	ShopSmart Limited (in liquidation 15.02.2006)
United Kingdom (GB)	Sixtus Funding Limited
United Kingdom (GB)	Solution Personal Finance Limited
United Kingdom (GB)	Surety Trust Limited
United Kingdom (GB)	Swan Lane Investments Limited
United Kingdom (GB)	Swan Nominees Limited
United Kingdom (GB)	Sycamore Shipping Limited Partnership
United Kingdom (GB)	Telecom Exchange Rentals Limited
United Kingdom (GB)	Tercio Investments Limited
United Kingdom (GB)	Titus Investments Limited
United Kingdom (GB)	Torero Investment Holdings Limited
United Kingdom (GB)	Town & Country Homebuilders Limited
United Kingdom (GB)	Town & Country Property Services Limited
United Kingdom (GB)	Tradewise Services International Limited
United Kingdom (GB)	Transpay Limited
United Kingdom (GB)	Twenty-Nine Gracechurch Street Nominees Limited
United Kingdom (GB)	Ulysses Finance
United Kingdom (GB)	United Coach Leasing Limited (In Liquidation - 14/09/2005)
United Kingdom (GB)	Venturi Investment Management Limited
United Kingdom (GB)	Vivian Gray Nominees Limited
United Kingdom (GB)	W.D. Pension Fund Limited
United Kingdom (GB)	Wedd Durlacher International Limited (In Liquidation 08/04/05)
United Kingdom (GB)	Wedd Jefferson (Nominees) Limited
United Kingdom (GB)	Wenlock Capital 1 Limited
United Kingdom (GB)	Wenlock Capital 2 Limited
United Kingdom (GB)	Wenlock Capital 3 Limited
United Kingdom (GB)	Westferry Investments Limited
United Kingdom (GB)	Wharf Ventures Limited
United Kingdom (GB)	Woolwich (Europe) Limited
United Kingdom (GB)	Woolwich (Guernsey) Limited (In Liquidation 24/10/2005)
United Kingdom (GB)	Woolwich Assured Homes Limited
United Kingdom (GB)	Woolwich Contracts Limited (In Liquidation 24/10/2005)
United Kingdom (GB)	Woolwich Countryside Limited
United Kingdom (GB)	Woolwich Financial Services Limited (In Liquidation 24/10/2005)
United Kingdom (GB)	Woolwich Group Funding plc
United Kingdom (GB)	Woolwich Homes (1987) Limited
United Kingdom (GB)	Woolwich Homes Limited
United Kingdom (GB)	Woolwich Insurance Services Limited
United Kingdom (GB)	Woolwich Limited
United Kingdom (GB)	Woolwich Mortgage Services Limited
United Kingdom (GB)	Woolwich Pension Fund Trust Company Limited
United Kingdom (GB)	Woolwich Personal Finance Limited
United Kingdom (GB)	Woolwich Plan Managers Limited
United Kingdom (GB)	Woolwich Property Services (1996) Limited (In Liquidation 24/10/2005)
United Kingdom (GB)	Woolwich Qualifying Employee Share Ownership Trustee Limited
United Kingdom (GB)	Woolwich Surveying Services Limited
United Kingdom (GB)	Woolwich Surveying Services Property Management Limited
United Kingdom (GB)	Woolwich Telecoms Limited
United Kingdom (GB)	Woolwich Unit Trust Managers Limited
United Kingdom (GB)	WV (Wokingham) Limited
United Kingdom (GB)	Wysteria Euro Investments Limited
United Kingdom (GB)	Xansa Barclaycard Partnership Limited
United Kingdom (GB)	Youatwork Limited
United Kingdom (GB)	Zanton Service Company (in liquidation 19/07/05)
United Kingdom (GB)	Zeban Nominees Limited

Netherlands Antilles (AN)	Barclays International Leasing NV
Australia (AU)	Barclays Global Investors Australia Holdings Pty Limited
Australia (AU)	Barclays Global Investors Australia Limited
Australia (AU)	Barclays Global Investors Australia Services Limited
Australia (AU)	Barclays Services Pty Limited (In Liquidation 02.02.2006)
Australia (AU)	Barrep Pty Limited
Barbados (BB)	FirstCaribbean International Bank (Barbados) Limited
Barbados (BB)	FirstCaribbean International Bank (Offshore) Limited
Barbados (BB)	FirstCaribbean International Bank Limited
Barbados (BB)	FirstCaribbean International Finance Corporation (Barbados) Limited
Barbados (BB)	FirstCaribbean International Land Holdings (Barbados) Limited
Barbados (BB)	FirstCaribbean International Trust and Merchant Bank (Barbados) Limited
Bermuda (BM)	Barclays Capital Asia Pacific Limited (In Liquidation 29.12.05)
Bermuda (BM)	Barclays International Leasing (Bermuda) Limited
Brazil (BR)	Banco Barclays S.A.
Brazil (BR)	BBSA Servicos e Participacoes Limitada
Brazil (BR)	Golden Companhia Securitizadora de Creditos Financeiros
Bahamas (BS)	BBSA (Bahamas) Limited
Bahamas (BS)	FirstCaribbean International (Bahamas) Nominees Company Limited
Bahamas (BS)	FirstCaribbean International Bank (Bahamas) Limited
Bahamas (BS)	FirstCaribbean International Finance Corporation (Bahamas) Limited
Bahamas (BS)	Perpetual Nominees SA
Botswana (BW)	Barclays Bank of Botswana Limited
Botswana (BW)	Barclays Botswana Nominees (Pty) Limited
Botswana (BW)	Barclays House (Pty) Limited
Botswana (BW)	Barclays Insurance Services (Pty) Limited
Canada (CA)	Barclays Canadian Commodities Limited
Canada (CA)	Barclays Corporation Limited
Canada (CA)	Barclays Global Investors Canada Limited
Canada (CA)	Barclays Global Investors Holdings Canada Limited
Canada (CA)	Barclays Global Investors Services Canada Limited
Switzerland (CH)	Barclays Bank (Suisse) S.A.
Switzerland (CH)	Barclays Global Investors (Suisse) S.A.
Switzerland (CH)	Barclays Leasing AG
Switzerland (CH)	Barclaytrust (Suisse) SA
Switzerland (CH)	BPB Holdings S.A.
Switzerland (CH)	Iveco Finance AG
Germany (DE)	Am Platzl Nominees GmbH
Germany (DE)	Barclays Industrie Bank GmbH
Germany (DE)	Barclays Industrie Leasing GmbH
Germany (DE)	Barclays Private Equity Gmbh
Germany (DE)	Barclays Private Equity Verwaltungs GmbH
Germany (DE)	Barclays Technology Finance GmbH
Germany (DE)	FRESIMO Grundstuecksverwaltungs GmbH
Germany (DE)	GVJ Grundstuecksverwaltung Jaegerstrasse 4 GmbH
Germany (DE)	Iveco Finance GmbH
Germany (DE)	Jaegerstrasse 4 Geselleschaft buergerlichen Rechts
Germany (DE)	Salvete Immobilien Beteiligungs GmbH
Egypt (EG)	Barclays Bank Egypt SAE
Egypt (EG)	Barclays Structured Products Egypt SAE
Spain (ES)	Antilia Promociones Inmobiliarias SA
Spain (ES)	Auxiliar de Banca y Finanzas AIE
Spain (ES)	Banzano Group Factoring SA Establecimiento Financiero de Credito
Spain (ES)	Banzarenting SA
Spain (ES)	Barclays Bank SA
Spain (ES)	Barclays Correduria de Seguros SA

Spain (ES)	Barclays Fondos, SGIIC, SA
Spain (ES)	Barclays Mercantile Espana S.A. (In Liquidation)
Spain (ES)	Barclays Vida y Pensiones Compania de Seguros, SA
Spain (ES)	BZ Grupo Banco Zaragozano Sociedad de Agencia de Seguros SA
Spain (ES)	Iberalbion A.I.E.
Spain (ES)	Inmuebles y Servicios Banzano SA
Spain (ES)	ISB CANARIAS SA
Spain (ES)	Naviera Arrecife Acrupacion de Interes Economico
Spain (ES)	Naviera del Hierro Agrupacion de Interes Economico
Spain (ES)	Ruval SA
France (FR)	BARCAP S.A.S.
France (FR)	Barclays Asset Management France SA (BAMF)
France (FR)	Barclays Bail SA
France (FR)	Barclays Courtage SAS
France (FR)	Barclays Finance S.C.S.
France (FR)	Barclays Financements Immobiliers (BARFIMMO) SA
France (FR)	Barclays France SA
France (FR)	Barclays Private Equity France SAS
France (FR)	Barclays Programme Management - BPM SA
France (FR)	Barclays Vie SA
France (FR)	Capvent
France (FR)	Denival SA
France (FR)	GIE Lara
France (FR)	Laffitte Patrimoine SA
France (FR)	Partvent
France (FR)	Roche Beranger SA (SERRB) (In Liquidation 28.12.2005)
France (FR)	S.C.I. des Garages du 21 Rue Laffitte (In Liquidation)
France (FR)	Societe Civile Immobiliere Barclays Immo Hexagone
France (FR)	Societe Civile Immobiliere Barclays Immo Hexagone II
France (FR)	Societe Francaise de Gestion et de Construction (SFGC) SA
France (FR)	Transolver Finance S.A.
France (FR)	Transolver Services S.A.
Guernsey (GB-GUR)	Barclays Global Investors Guernsey Limited
Guernsey (GB-GUR)	Barclays Insurance Guernsey PCC Limited
Guernsey (GB-GUR)	Barclays Nominees (Guernsey) Limited
Isle of Man (GB-IOM)	Barclays Holdings (Isle of Man) Limited
Isle of Man (GB-IOM)	Barclays Investment Bonds (Isle of Man) Limited
Isle of Man (GB-IOM)	Barclays Nominees (Manx) Limited
Isle of Man (GB-IOM)	Barclays Portfolio (I.O.M. GP) Limited
Isle of Man (GB-IOM)	Barclays Private Bank & Trust (Isle of Man) Limited
Isle of Man (GB-IOM)	Barclays Private Clients International Limited
Isle of Man (GB-IOM)	Barclaytrust (Nominees) Isle of Man Limited
Isle of Man (GB-IOM)	Barclaytrust International Nominees (Isle of Man) Limited
Jersey (GB-JER)	Aix Investment Company Limited
Jersey (GB-JER)	Barbridge Limited
Jersey (GB-JER)	Barclays Belcroute Investments (Jersey) Limited (in liquidation - 30.09.2005)
Jersey (GB-JER)	Barclays Capital (Jersey) Limited
Jersey (GB-JER)	Barclays Corbiere Investments (Jersey) Limited (in liquidation - 30.09.2005)
Jersey (GB-JER)	Barclays Funding (Jersey) Limited
Jersey (GB-JER)	Barclays Global Investors Jersey Limited
Jersey (GB-JER)	Barclays International Fund Managers Limited
Jersey (GB-JER)	Barclays International Funds Group Limited
Jersey (GB-JER)	Barclays Nominees (Jersey) Limited
Jersey (GB-JER)	Barclays Private Bank & Trust Limited
Jersey (GB-JER)	Barclays Services Jersey Limited
Jersey (GB-JER)	Barclaytrust Channel Islands Limited

Jersey (GB-JER)	Barclaytrust International (Jersey) Limited
Jersey (GB-JER)	Barclaytrust Jersey Limited
Jersey (GB-JER)	Bareway Industrial (Dunstable) Limited
Jersey (GB-JER)	Bareway Industrial (Harlow) Limited
Jersey (GB-JER)	Bareway Industrial (Norwich) Limited
Jersey (GB-JER)	Bareway Industrial (Witney) Limited
Jersey (GB-JER)	BIS Jersey Limited
Jersey (GB-JER)	Brise de Mer Apartments Limited
Jersey (GB-JER)	Carnegie SPV (Jersey) Limited
Jersey (GB-JER)	Karami Holdings Limited
Jersey (GB-JER)	Verdala (Clos de la Rocque) Limited
Ghana (GH)	Barclays Bank of Ghana Limited
Ghana (GH)	Barclays Bank of Ghana Nominees Limited
Gibraltar (GI)	Barclays Gibraltar Nominees Company Limited
Gibraltar (GI)	Barclays Private Clients International (Gibraltar) Limited
Gibraltar (GI)	Barclaytrust International Nominees (Gibraltar) Limited
Hong Kong (HK)	Barclays Asia Limited
Hong Kong (HK)	Barclays Bank (Hong Kong Nominees) Limited
Hong Kong (HK)	Barclays Capital Asia Limited
Hong Kong (HK)	Barclays Capital Asia Nominees Limited
Hong Kong (HK)	Barclays Capital Futures Hong Kong Limited
Hong Kong (HK)	Barclays Capital Securities Asia Limited
Hong Kong (HK)	Barclays Corporation N Z Limited (In Liquidation 28.12.05)
Hong Kong (HK)	Barclays Global Investors North Asia Limited
Hong Kong (HK)	Screen Marketing Limited (In Liquidation 28.12.05)
Indonesia (ID)	PT Barclays Capital Securities Indonesia
Ireland (IE)	Barclaycard (Ireland) Limited
Ireland (IE)	Barclaycard Irish Properties Limited
Ireland (IE)	Barclays Assurance (Dublin) Limited
Ireland (IE)	Barclays Bank Ireland Public Limited Company
Ireland (IE)	Barclays Global Investors Ireland Limited
Ireland (IE)	Barclays Insurance (Dublin) Limited
Ireland (IE)	Barclays International Financial Services (Ireland) Limited
Ireland (IE)	Barclays Ireland Nominees Limited
Ireland (IE)	Barclays Management Services (Ireland) Limited
Ireland (IE)	Barclays Reinsurance Dublin Limited
Ireland (IE)	Barclays Reinsurance Ireland (No.1) Limited
Ireland (IE)	Barclays Reinsurance Ireland (No.2) Limited
Ireland (IE)	Barclays Services (Dublin) Limited
Ireland (IE)	Celsius Funds plc
Ireland (IE)	Highland Finance Ireland Limited
India (IN)	Intelenet BPO Services Limited
India (IN)	Intelenet Global Services Private Limited
Italy (IT)	Barclays Financial Services Italia S.p.A.
Italy (IT)	Barclays Private Equity S.p.A.
Italy (IT)	Gabetti Holding SpA
Italy (IT)	Iveco Finanziaria S.p.A.
Jamaica (JM)	FirstCaribbean International Bank (Jamaica) Limited
Jamaica (JM)	FirstCaribbean International Building Society
Jamaica (JM)	FirstCaribbean International Securities Limited
Japan (JP)	Barclays Global Investors Japan Limited
Japan (JP)	Barclays Global Investors Japan Services Limited
Japan (JP)	Barclays Global Investors Japan Trust & Banking Co. Ltd
Japan (JP)	Barclays Japan Limited
Kenya (KE)	Barclays (Kenya) Nominees Limited
Kenya (KE)	Barclays Advisory and Registrar Services Limited

Kenya (KE)	Barclays Bank of Kenya Limited
Kenya (KE)	Barclays Financial Services Limited
Kenya (KE)	Barclays Mercantile Limited
Kenya (KE)	Barclays Securities Services (Kenya) Ltd
Korea, Republic of (KR)	Woori BC Pegasus Securitization Specialty Co., Limited
Korea, Republic of (KR)	Woori SME Asset Securitization Specialty Co., Limited
Cayman Islands (KY)	Antlia Investments Limited
Cayman Islands (KY)	Barclays Capital (Cayman) Limited
Cayman Islands (KY)	Barclays Capital Japan Holdings Limited
Cayman Islands (KY)	Barclays Capital Japan Limited
Cayman Islands (KY)	Barclays Private Bank & Trust (Cayman) Limited
Cayman Islands (KY)	Belgravia Securities Investments Limited
Cayman Islands (KY)	Bramley Landing Limited
Cayman Islands (KY)	Braven Investments No.1 Limited
Cayman Islands (KY)	Bronco (Barclays Cayman) Limited
Cayman Islands (KY)	Capton Investments Limited
Cayman Islands (KY)	Cohort Investments Limited
Cayman Islands (KY)	Core Investments (Cayman) Limited
Cayman Islands (KY)	Cureton Investments No. 1 Limited
Cayman Islands (KY)	Cureton Investments No. 2 Limited
Cayman Islands (KY)	Demeter (Cayman) Limited
Cayman Islands (KY)	Draco Investments (London) Limited
Cayman Islands (KY)	Eagle Financial & Leasing Services Limited
Cayman Islands (KY)	Eagle Holdings Ltd
Cayman Islands (KY)	Eagle Management Services Limited
Cayman Islands (KY)	FirstCaribbean International (Cayman) Nominees Company Limited
Cayman Islands (KY)	FirstCaribbean International Bank (Cayman) Limited
Cayman Islands (KY)	FirstCaribbean International Finance Corporation (Cayman) Limited
Cayman Islands (KY)	FirstCaribbean International Finance Corporation (Netherlands Antilles) Limited
Cayman Islands (KY)	Gallen Investments Limited
Cayman Islands (KY)	Golden Eagle Holdings Ltd
Cayman Islands (KY)	Grey Lynn Investments Limited
Cayman Islands (KY)	Grus Investments Limited
Cayman Islands (KY)	Heliodor Investments Limited
Cayman Islands (KY)	HYMF (Cayman) Limited
Cayman Islands (KY)	Indair Leasing (Cayman) Limited
Cayman Islands (KY)	Iris Investments 1 Limited
Cayman Islands (KY)	Iris Investments 3 Limited
Cayman Islands (KY)	Iris Investments 4 Limited
Cayman Islands (KY)	Izoard Investments Limited
Cayman Islands (KY)	JV Assets Limited
Cayman Islands (KY)	Loxley Investments Limited
Cayman Islands (KY)	Meadowbank Investments Limited
Cayman Islands (KY)	Mintaka Investments No. 1 Limited
Cayman Islands (KY)	Mintaka Investments No. 3 Limited
Cayman Islands (KY)	Mintaka Investments No. 4 Limited
Cayman Islands (KY)	MMI Investments Limited
Cayman Islands (KY)	Otago Investments No.1 Limited
Cayman Islands (KY)	Otago Investments No.2 Limited
Cayman Islands (KY)	Parnell Investment Holdings Limited
Cayman Islands (KY)	Patria Investments No.1 Limited
Cayman Islands (KY)	PIA Investments No.1 Limited
Cayman Islands (KY)	Pippin Island Investments Limited
Cayman Islands (KY)	Pyrus Investments Limited
Cayman Islands (KY)	Reynolds Funding 2 Limited
Cayman Islands (KY)	St James Fleet Investments Two Limited

Cayman Islands (KY)	The BGI External Alpha Fund 1 Limited
Cayman Islands (KY)	The Ricardo General Partner Limited
Cayman Islands (KY)	Ventoux Investments Limited
Cayman Islands (KY)	Wessex Investments Limited
Cayman Islands (KY)	Zinc Holdings Limited
Saint Lucia (LC)	FirstCaribbean International Finance Corporation (Leeward & Windward) Limited
Liechtenstein (LI)	BPB Trust AG
Liberia (LR)	BMI (Shipping) Limited
Luxembourg (LU)	Barclays Luxembourg S.A.
Luxembourg (LU)	Lismore SARL
Luxembourg (LU)	Wiltz Investments S.a.r.l. (In liquidation - 21.12.2005)
Monaco (MC)	Barclays Private Asset Management (Monaco) SAM
Monaco (MC)	Societe Civile Immobiliere 31 Avenue de la Costa
Malta (MT)	Barclays International Investments (Malta) Limited
Mauritius (MU)	Barclays (H&B) Mauritius Limited
Mauritius (MU)	Barclays Capital Mauritius Limited
Mauritius (MU)	Barclays International Leasing Company Limited
Mauritius (MU)	Barclays Leasing Company Limited
Mexico (MX)	Barclays Operativa, S.A. de C.V.
Malaysia (MY)	Barclays Capital Markets Malaysia Sdn Bhd.
Nigeria (NG)	Barclays Group Representative Office (Nigeria) Limited
Netherlands (NL)	Barclays Capital Investments B.V.
Netherlands (NL)	Barclays Crossharbour Investments B.V.
Netherlands (NL)	Barclays Delta Investments B.V.
Netherlands (NL)	Darnay B.V.
Netherlands (NL)	New Spring Enterprises BV
Netherlands (NL)	Romintco Investments B.V.
Norway (NO)	EnterCard Norge AS
New Zealand (NZ)	Barclays Finance N.Z. Limited (In liquidation 30.03.05)
New Zealand (NZ)	Barclays New Zealand Limited (In Liquidation 30/03/05)
Philippines (PH)	Barclays Capital Securities Philippines, Inc (in liquidation 12/02/1998)
Portugal (PT)	Barclays Fundos, SA
Portugal (PT)	Barclays Prestacao de Servicos - ACE
Romania (RO)	BCI Capital SrL
Seychelles (SC)	Barclays Bank (Seychelles) Limited
Sweden (SE)	EnterCard Holding AB
Sweden (SE)	EnterCard Sverige AB
Singapore (SG)	Barclays Bank (Singapore Nominees) Pte Ltd.
Singapore (SG)	Barclays Bank (South East Asia) Nominees Private Limited
Singapore (SG)	Barclays Capital Futures (Singapore) Private Limited
Singapore (SG)	Barclays Capital Global Services Singapore PTE. Limited
Singapore (SG)	Barclays Capital Holdings (Singapore) Private Limited
Singapore (SG)	Barclays Global Investors Southeast Asia Limited
Singapore (SG)	Barclays Merchant Bank (Singapore) Ltd.
Turks and Caicos Islands (TC)	FirstCaribbean International Land Holdings (TCI) Limited
Thailand (TH)	Barclays Capital Securities (Thailand) Ltd.
Tanzania, United Republic of (TZ)	Barclays Bank Tanzania Limited
Uganda (UG)	Barclays Bank of Uganda (Nominees) Limited
Uganda (UG)	Barclays Bank of Uganda Limited
United States (US)	Appalachian NPI, LLC
United States (US)	Augustus Funding, LLC
United States (US)	Barclays Business Credit L.L.C.
United States (US)	Barclays California Corporation
United States (US)	Barclays Capital Commercial Mortgage LLC

United States (US)	Barclays Capital Commodities Corporation
United States (US)	Barclays Capital Energy Inc.
United States (US)	Barclays Capital Inc.
United States (US)	Barclays Capital Real Estate Finance Inc.
United States (US)	Barclays Capital Real Estate Holdings Inc.
United States (US)	Barclays Capital Real Estate Inc.
United States (US)	Barclays Capital Services LLC
United States (US)	Barclays Capital Ventures Inc.
United States (US)	Barclays Electronic Commerce Holdings Inc.
United States (US)	Barclays Financial LLC
United States (US)	Barclays Global Fund Advisors
United States (US)	Barclays Global Investors International Inc.
United States (US)	Barclays Global Investors Services
United States (US)	Barclays Global Investors USA Inc.
United States (US)	Barclays Global Investors, National Association
United States (US)	Barclays Group US Inc.
United States (US)	Barclays Oversight Management Inc.
United States (US)	Barclays Services Corporation
United States (US)	Barclays US Funding LLC
United States (US)	Barclays Wall Street Realty Corporation
United States (US)	BarclaysAmerican/Mortgage Corporation
United States (US)	Baroreo Lloyd Corp.
United States (US)	BCAP LLC
United States (US)	Cetus Investments LLC
United States (US)	Gracechurch Services Corporation
United States (US)	GRU Power Inc.
United States (US)	HYMF, Inc.
United States (US)	Iris Investments 2 LLC
United States (US)	Ivanhoe Funding LLC
United States (US)	Juniper Bank
United States (US)	Juniper Financial Corporation
United States (US)	Juniper Services LLC
United States (US)	Ostia Funding No.1 LLC
United States (US)	Ostia Funding No.2 LLC
United States (US)	Quintus Funding LLC
United States (US)	SABRPN LLC
United States (US)	Securitized Asset Backed Receivables LLC
United States (US)	Taurus Investments, Inc.
United States (US)	WA Properties, LP
Virgin Islands, British (VG)	Akela Finance Limited
Virgin Islands, British (VG)	Bagheera International Limited
Virgin Islands, British (VG)	Condor Nominees Limited
Virgin Islands, British (VG)	Crescendo Investment Holdings Limited
Virgin Islands, U.S. (VI)	AYH Holdings, Inc. (In Liquidation 02.02.2006)
South Africa (ZA)	Absa Group Limited
South Africa (ZA)	Barclays International Funds (South Africa) Limited
South Africa (ZA)	Clarinbridge Investments Limited
Zambia (ZM)	Barclays Bank Zambia Plc
Zambia (ZM)	Barclays Lusaka Nominees Limited
Zambia (ZM)	Kafue House Limited
Zimbabwe (ZW)	Afcarme Zimbabwe Holdings (Pvt) Limited
Zimbabwe (ZW)	Barclays Bank of Zimbabwe Limited
Zimbabwe (ZW)	Barclays Merchant Bank of Zimbabwe Limited
Zimbabwe (ZW)	Barclays Zimbabwe Nominees (Pvt) Limited
Zimbabwe (ZW)	Barclaytrust (Pvt) Limited
Zimbabwe (ZW)	BRAINS Computer Processing (Pvt) Limited
Zimbabwe (ZW)	Branchcall Computers (Pvt) Limited
Zimbabwe (ZW)	Fincor Finance Corporation Limited